Exhibit 99.2

Cautionary Notice Regarding
Forward-Looking Statements
•This presentation contains statements that constitute
“forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E
of the Securities Exchange Act of 1934.
•These forward-looking statements are not historical
facts, but only predictions by our company and/or our
company’s management.
•These statements generally can be identified by lead-in
words such as “believe,” “expect” “anticipate,” “intend,”
“plan,” “foresee” and other similar words.  Similarly,
statements that describe our company’s objectives, plans
or goals are also forward-looking statements.
•You are cautioned that these forward-looking statements
are not guarantees of future performance and involve
risks and uncertainties, and that actual results may differ
materially from those projected in the forward-looking
statements as a result of various factors. Among others,
factors that could materially adversely affect actual
results and performance include those risk factors that
are listed in Sonic Automotive’s Form 10-K for the year
ended December 31, 2007.

First Quarter 2008 Earnings Review April 29, 2008

Discussion Topics 1 •Building for the long term Update on strategic initiatives •Quarter review •Questions •Closing comments

Develop
Associates
Well Run
Operations
Valued
Customers
Grow the
Business
•Deliver Industry Leading
Customer Experience
•Differentiate through target
based Marketing & eCommerce
Web Infrastructure
•Strengthen the Balance
Sheet
•Targeted Acquisitions &
disposals
•Optimize Cost Structure
Sonic’s vision is to preserve the core automotive retail principles that have driven its past success and at the same time
leverage the opportunities of scale.
Building for the Long Term
2008 Strategic Focus

•Acquire, Develop, and
Retain    Top Talent
•Launch Phase 1 of Best
-in-class automotive retail
training.
•Institutionalize Operational
Excellence
•Standardize & Improve
Sales & Marketing processes
•Leverage common systems
and centralize

Building for the Long Term
Used Vehicle Strategy
Trade
Trade
Desk
Desk
Phase II – In Process
Phase III
Web-Tail
Maximize Margin
Maximize Margin
Volume Growth
Volume Growth
Increased Profitability
Increased Profitability
Right inventory, Right Location, Right Price
On-line
Branding
Virtual Lot
Sonic “Auto
Pilot”
National National
Inventory Inventory
Optimization Optimization
Interactive
Internet
Basic Process rollout (best practices)
Less Wholesale/Keep more trades
Common Technology (S.I.M.S)
Inventory
Control
Process
Standardization
Phase I - Complete

Building for the Long Term
The Quarter in Review
• Business performed well in tough environment
• On track with internal expectations – reaffirming
full year guidance
• Total revenue up
– New vehicle environment challenging
– Used volume continues to be a strength
• Sticking with our strategy
– Investment in Associates and technology progressing
as planned

Financial Performance
1.0%
2.5%
(9.6%)
(19.0%)
(28.9%)
(10.3%)
(20.5%)
30bps
30bps

2008 2007
Better/
(Worse)
Revenue
$1,901 $1,883 $18
Gross Profit
$306 $298 $7
– Margin 16.1% 15.8%
Operating Income
– Amount $55 $61 ($6)
– Margin 2.9% 3.2%
Net Income
– Continuing Operations $18.0 $22.3 ($4.2)
– Total Operations 14.2 20.0 (5.8)
EPS - Diluted
– Continuing Operations $0.44 $0.49 ($0.05)
– Total Operations 0.35 0.44 (0.09)
Q1

Same Store Revenue Growth – Q1 2008
• Challenging new vehicle environment
• Used retail volume, F&I and customer pay expanding
(8.2%)
11.5%
0.7%
5.9%
(2.9%)
(23.5%)
(4.0%)
New Used Fixed
Operations
F&I Sub Total Wholesale Total

-12.0%
-7.0%
-2.0%
3.0%
8.0%
13.0%
18.0%
23.0%
Sonic
-8.7% 10.2% 20.5%
Industry
-10.9% 2.1% 0.8%
Q1 New** Q1 Used* CPO Q1
New, Used, & CPO Retail Unit Sales
Same Store vs. Industry
*National Franchised Dealers
Focus on used vehicles is
paying off
*National franchise dealers
**Excluding fleet – with fleet, industry off 8.0%

$984 $1,027 $1,067 $1,024 $930 $959 $986 $957 800 840 880 920 960 1,000 1,040 1,080 Q3 '07 Q4 '07 Q1 '08 Last 3 Qtr 2007/2008 2006/2007 F&I – Same Store 8

8.5% 69.1% 70.9% 8.4% Q1 2008 Q1 2007 All Other SG&A Rent SG&A Expenses as % of Gross Profit 77.6% 79.3% 170 bps 9

Inventory Management
Days Supply

Mar-08
Mar 08
Industry
New Vehicles
Domestic
(excluding Cadillac)
63.1 73.1
Luxury (
including Cadillac)
66.0 53.5
Import 58.6 53.2
Overall 63.1 62.6
Used Vehicles 35.7

Capitalization
53.7%
53.7%
57.6%
60.6%
54.0%
46.0%
39.4%
39.6%
43.7%
41.4%
2005 2006 2007 Act Q1 2008 Pro Forma Q1
2008
Equity Debt Mortgages
46.3% 42.4% 46.3% Debt to Cap With Mortgages
2.8% 2.6% 4.9%

Summary
•
Reaffirming full year guidance – we are on the right track
•
In a difficult economic environment, Sonic expanded revenue
in Used, F&I and Fixed Operations
•
Sticking to our strategy
– Investing in our people
– Digital marketing
– Technology
– Phase II of our used vehicle process
•
Q2 Outlook
– New vehicle environment challenging in terms of both volume and gross margin
– Consumer confidence low
•
We are building for the long term